UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2006

(Date of Report (Date of earliest event reported))

Longview Fibre Company

(Exact name of Registrant as specified in its charter)

Commission file number 001-10061

Washington	91-0298760
(State or other jurisdiction of Incorporation or organization)	(I.R.S. employer Identification No.)

300 Fibre Way, Longview, Washington	98632
(Address of principal executive offices)	(Zip Code)

(360) 425-1550

(Registrant’s telephone number including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On November 8, 2006 Longview Fibre Company issued a press release announcing its third fiscal quarter results. The press release is attached, as Exhibit 99.1, to this Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated November 8, 2006, announcing third fiscal quarter results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY Registrant
Dated: November 8, 2006

/s/ STEVEN J. BUHALY
STEVEN J. BUHALY
Chief Financial Officer/Senior Vice President-Finance, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	Exhibit Description

99.1	Press Release issued November 8, 2006